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                                                                    EXHIBIT 10.3


                           CORNERSTONE BRANDS, INC.

                        1998 DIRECTOR STOCK OPTION PLAN
                     (as amended through October 16, 1998)


 1.  Purpose.
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     The purpose of this 1998 Director Stock Option Plan (the "Plan") of
Cornerstone Brands, Inc. (the "Company") is to encourage ownership in the Company by non-employee directors (as defined below) of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

 2.  Administration.
     --------------

     The Board of Directors shall supervise and administer the Plan. All questions concerning interpretation of the Plan or any options granted under it shall be resolved by the Board of Directors and such resolution shall be final and binding upon all persons having an interest in the Plan. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations, delegate any or all of its powers under the Plan to a committee appointed by the Board of Directors, and if a committee is so appointed, all references to the Board of Directors in the Plan shall mean and relate to such committee.

 3.  Participation in the Plan.
     -------------------------

     Directors of the Company who are not employees of the Company or any subsidiary of the Company ("non-employee directors") shall be eligible to receive options under the Plan.

 4.  Stock Subject to the Plan.
     -------------------------

     (a) The maximum number of shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), which may be issued under the Plan shall be 200,000 shares, subject to adjustment as provided in Section 7.

     (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares covered by the unexercised portion of such option shall again become available for issuance pursuant to the Plan.
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     (c) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     (d) Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

 5.  Terms, Conditions and Form of Options.
     -------------------------------------

     Each option granted under the Plan shall be evidenced by a written agreement which shall comply with and be subject to the following terms and conditions:

     (a) Option Grant Dates.  Options shall automatically be granted to all non-
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employee directors as follows:

          (i) each person who first becomes a non-employee director after the closing date (the "Closing Date") of the Company's initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, shall be granted an option to purchase 12,000 shares of Common Stock on the date of his or her initial election to the Board of Directors; and

          (ii) each non-employee director shall be granted an option to purchase 6,000 shares of Common Stock on the date of each Annual Meeting of Stockholders of the Company following the Closing Date commencing with the Annual Meeting of Stockholders held in 1999 (other than a director who was initially elected to the Board of Directors at any such Annual Meeting or, if previously, at any time after the prior year's Annual Meeting of Stockholders), provided that he or she is serving as a director immediately following such Annual Meeting, and further provided that he or she attended more than 75% of the total number of meetings of the Board of Directors (excluding meetings held by telephone conference on less than seven days notice) and any Committee of the Board of Directors on which he or she served, in the preceding fiscal year.

Each date of grant of an option pursuant to this Section 5(a) is hereinafter referred to as an "Option Grant Date."

     (b) Option Exercise Price.  The option exercise price per share for each
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option granted under the Plan shall equal (i) the last reported sales price per share of the Company's Common Stock on the Nasdaq National Market (or if the Common Stock is traded on a national securities exchange on the date of grant, the reported closing sales price per share of the Company's Common Stock on such exchange) on the date of grant (or if no such price is reported on such date such price as reported on the nearest preceding day) or (ii) if the Common Stock is not traded on the

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Nasdaq National Market or a national securities exchange, the fair market value per share on the date of grant as most recently determined by the Board of Directors.

     (c) Transferability of Options.  Except as the Board of Directors may
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otherwise determine or provide in an option granted under the Plan, any option granted under the Plan to an optionee shall not be transferable by the optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and shall be exercisable during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative. References to an optionee, to the extent relevant in the context, shall include references to authorized transferees.

     (d) Vesting Period.  Each option granted under the Plan shall become
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exercisable in three equal annual installments beginning on the first anniversary of the Option Grant Date; provided, however, that the optionee is serving as a director of the Company on such vesting date (it being understood that a director whose term expires at an Annual Meeting of Stockholders and who does not stand for re-election is deemed to be a director on (but not following) the date of such Annual Meeting for the purposes of this Section 5 if he continues to serve through the date of such Annual Meeting). Notwithstanding the foregoing, all options granted pursuant to the Plan shall become immediately exercisable upon the occurrence of the circumstances described in Section 7(d).

     (e) Termination.  Each option shall terminate, and may no longer be
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exercised, on the earlier of (i) the date seven years after the Option Grant
Date of such option or (ii) 90 days after the day on which the optionee ceases to serve as a director of the Company.

     (f) Exercise of Option.  Options may be exercised by delivery to the
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Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board of Directors together with payment in full as specified in Section 5(g) for the number of shares for which the Option is exercised.

     (g) Payment Upon Exercise.  Common Stock purchased upon the exercise of an
         ---------------------
Option granted under the Plan shall be paid for as follows:

          (i) in cash or by check, payable to the order of the Company;

          (ii) except as the Board of Directors may, in its sole discretion, otherwise provide in an option agreement, (A) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (B) delivery by the optionee to

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the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

         (iii) at such time as the Common Stock is registered under the Securities Exchange Act of 1934, as amended, delivery of shares of Common Stock owned by the optionee valued at their fair market value as determined by (or in a manner approved by) the Board of Directors in good faith ("Fair Market Value"), which Common Stock was owned by the optionee at least six months prior to such delivery;

          (iv) to the extent permitted by the Board of Directors, in its sole discretion (A) by delivery of a promissory note of the optionee to the Company on terms determined by the Board of Directors, or (B) by payment of such other lawful consideration as the Board of Directors may determine; or

          (v) any combination of the above permitted forms of payment.

     (h) Exercise by Representative Following Death of Director.  An optionee,
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by written notice to the Company, may designate one or more persons (and from time to time change such designation), including his or her legal representative, who, by reason of the optionee's death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

 6.  Limitation of Rights.
     --------------------

     (a) No Right to Continue as a Director.  Neither the Plan, nor the granting
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of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the optionee as a director for any period of time.

     (b) No Stockholders' Rights for Options.  An optionee shall have no rights
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as a stockholder with respect to the shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 7) for which the record date is prior to the date such certificate is issued.

     (c) Compliance with Securities Laws.  Each option shall be subject to the
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requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or the disclosure of non-public information or

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the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

 7.  Adjustments for Changes in Common Stock and Certain Other Events.
     ----------------------------------------------------------------

     (a) Changes in Capitalization.  In the event of any stock split, reverse
         -------------------------
stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan and (ii) the number and class of securities and exercise price per share subject to each outstanding option shall be appropriately adjusted by the Company (or substituted options may be made, if applicable) to the extent the Board of Directors shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 7(a) applies and
Section 7(c) also applies to any event, Section 7(c) shall be applicable to such event, and this Section 7(a) shall not be applicable.

     (b) Liquidation or Dissolution.  In the event of a proposed liquidation or
         --------------------------
dissolution of the Company, the Board of Directors shall upon written notice to the optionees provide that all then unexercised options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date.

     (c) Acquisition Events.
         ------------------

          (i) Definition.  An "Acquisition Event" shall mean: (A) any merger or
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consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property or (B) any exchange of shares of the Company for cash, securities or other property pursuant to a statutory share exchange transaction.

          (ii) Consequences of an Acquisition Event on Options. Upon the
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occurrence of an Acquisition Event, or the execution by the Company of any agreement with respect to an Acquisition Event, the Board of Directors shall provide that all outstanding options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such options, then the

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Board of Directors shall, upon written notice to the optionees, provide that all then unexercised options will become exercisable in full as of a specified time (the "Acceleration Time") prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the optionees before the consummation of such Acquisition Event; provided, however, that in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), then the Board of Directors may instead provide that all outstanding options shall terminate upon consummation of such Acquisition Event and that each optionee shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such options.

     (d) Change in Control Events.
         ------------------------

          (i) Definition.  A "Change in Control Event" shall mean:
              ----------

          (A) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 20% or more of either (x) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the
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following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition; or

          (B) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board of Directors (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board of Directors (x) who

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was a member of the Board of Directors on the date of the initial adoption of this Plan by the Board of Directors or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board of Directors was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from
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this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board of Directors; or

          (C) the consummation of a merger, consolidation, reorganization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 20% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

          (ii) Effect of Change in Control Event.
               ---------------------------------

               Upon the occurrence of a Change in Control Event, each Option shall be immediately exercisable in full.

          (iii) The terms and effect of this Section 7(d) shall be in addition to, and not in replacement of, the terms and effect of Section 7(c).

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 8.  Termination and Amendment of the Plan.
     -------------------------------------

     Subject to the requirements of applicable law, the Board of Directors may suspend or terminate the Plan or amend it in any respect whatsoever.

 9.  Notice.
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     Any written notice to the Company required by any of the provisions of the
Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

 10. Governing Law.
     -------------

     The Plan and all determinations made and actions taken pursuant hereto shall be governed by the internal laws of the State of Delaware (without regard to any applicable conflicts of laws or principles).


                              Adopted by the Board of Directors on
                              August 21, 1998; Amended on October 15, 1998

                              Approved by the stockholders as adopted and as amended as of October 16, 1998

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